Segment reporting	3 Months Ended
Mar. 31, 2022
Operating Segments [Abstract]
Segment reporting	Segment reporting
The Chief Operating Decision Maker (“CODM”) of the Company considers there to be one reporting and operating segment, being “Frozen Foods” and is reflected in the segment presentation below for the periods presented.

		For the three months ended March 31,
		2022	2021
	Note	€m	€m
Profit for the period		56.0	49.3
Taxation		17.0	14.4
Net financing costs	7	14.6	40.3
Depreciation & amortization		21.2	16.8
Acquisition purchase price adjustments		—	2.3
Exceptional items	6	19.0	10.8
Other add-backs		3.7	3.6
Adjusted EBITDA		131.5	137.5

Acquisition purchase price adjustments relate to the reversal of the non-cash increase applied to inventory acquired in business combinations to value it at fair value as opposed to cost.

Other add-backs include the elimination of share-based payment expense and related employer payroll tax expense of €1.3 million for the three months ended March 31, 2022 (2021: €0.6 million), as well as the elimination of non-operating M&A related costs, professional fees and transaction costs of €2.4 million for the three months ended March 31, 2022 (2021: €3.0 million). We exclude these costs because we do not believe they are indicative of our normal operating costs, can vary significantly in amount and frequency, and are unrelated to our underlying operating performance.

No information on segment assets or liabilities is presented to the CODM.

External revenue by geography

	For the three months ended March 31,
	2022	2021
	€m	€m
United Kingdom	197.9	195.4
Italy	122.8	127.7
Germany	102.0	114.5
France	49.3	51.7
Sweden	38.1	39.8
Austria	34.7	38.3
Norway	34.0	31.5
Spain	17.3	18.6
Rest of Europe	136.8	89.9
Total external revenue by geography	732.9	707.4